                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  --------------------------------------------


                                   FORM 8-K/A
                                 AMENDMENT NO. 2
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)     September 20, 2000


                             AIMCO PROPERTIES, L.P.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                        0-24497               84-1275621
---------------------------           ------------        ---------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
       of incorporation or            File Number)          Identification No.)
         organization)


           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
-------------------------------------------------------------------------------
 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code               (303) 757-8101


                                 NOT APPLICABLE
              -----------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

         The undersigned registrant hereby further amends the following items of its Current Report on Form 8-K, dated September 20, 2000, as set forth below:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b) Pro Forma Financial Information.

         The required pro forma financial information is included as Exhibit
99.7 to this Report and incorporated herein by this reference.

         (c) Exhibits

         The following exhibits are filed with this report:

         Number     Description

         2.1 Agreement and Plan of Merger, dated as of November 29, 2000, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., AIMCO/OTEF, LLC and Oxford Tax Exempt Fund II Limited Partnership. (Incorporate by reference to Annex A to the Preliminary Prospectus/Information Statement included in the Form S-4 Registration Statement (file No. 333-51154 ) of Apartment Investment and Management Company filed on December 1,
                    2000).

         23.1 Consent of Reznick Fedder & Silverman. (Incorporated by reference to Exhibit 23.1 to Amendment No. 1 to the Current Report of Apartment Investment and Management Company, dated December 4, 2000).

         23.2 Consent of PricewaterhouseCoopers LLP. (Incorporated by reference to Exhibit 23.2 to Amendment No. 1 to the Current Report of Apartment Investment and Management Company, dated December 4, 2000).

         99.1 Combined financial statements of Oxford Holding Corporation and Subsidiaries, Oxford Realty Financial Group, Inc. and Subsidiaries, ZIMCO Entities and Oxford Equities Corporation III for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit 99.1 to Amendment No. 1 to the Current Report of Apartment Investment and Management Company, dated December 4, 2000).

         99.2 Combined financial statements of ORFG Operations, L.L.C. and Subsidiary for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit 99.2 to Amendment No. 1 to the Current Report of Apartment Investment and Management Company, dated December 4, 2000).

         99.3 Combined financial statements of OXPARC L.L.C. for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit
                    99.3 to Amendment No. 1 to the Current Report of Apartment Investment and Management Company, dated December 4, 2000).


                                    Page 2 of 6

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         99.4       Combined financial statements of Oxford Realty Financial
                    Group Properties (Oxford Properties) for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit
                    99.4 to Amendment No. 1 to the Current Report of Apartment Investment and Management Company, dated December 4, 2000).

         99.5 Financial Statements of Oxford Tax Exempt Fund II Limited Partnership for the year ended December 31, 1999, together with the Report of Independent Auditors. (Incorporated by reference from Item 8 of Part II of the Annual Report on Form 10-K of Oxford Tax Exempt Fund II Limited Partnership for the year ended December 31, 1999).

         99.6 Financial Statements of Oxford Tax Exempt Fund II Limited Partnership for the nine months ended September 30, 2000 (unaudited). (Incorporated by reference from Item I of Part I of the Quarterly Report on Form 10-Q of Oxford Tax Exempt Fund II Limited Partnership for the quarter ended September 30, 2000).

         99.7       Pro Forma Financial Information of AIMCO Properties, L.P.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 18, 2001
                                             AIMCO PROPERTIES, L.P.

                                             By: AIMCO-GP, Inc.
                                             its General Partner

                                             By: /s/ Paul J. McAuliffe
                                                -------------------------------
                                                 Paul J. McAuliffe
                                                 Executive Vice President and
                                                 Chief Financial Officer


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



                                  EXHIBIT INDEX


       EXHIBIT
       NUMBER       DESCRIPTION
       -------      -----------

         2.1 Agreement and Plan of Merger, dated as of November 29, 2000, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., AIMCO/OTEF, LLC and Oxford Tax
                    Exempt Fund II Limited Partnership. (Incorporate by reference to Annex A to the Preliminary
                    Prospectus/Information Statement included in the Form S-4
                    Registration Statement (file No. 333-51154 ) of Apartment
                    Investment and Management Company filed on December 1,
                    2000).

         23.1 Consent of Reznick Fedder & Silverman. (Incorporated by reference to Exhibit 23.1 to Amendment No. 1 to the Current
                    Report of Apartment Investment and Management Company, dated
                    December 4, 2000).

         23.2 Consent of PricewaterhouseCoopers LLP. (Incorporated by reference to Exhibit 23.2 to Amendment No. 1 to the Current
                    Report of Apartment Investment and Management Company, dated
                    December 4, 2000).

         99.1 Combined financial statements of Oxford Holding Corporation and Subsidiaries, Oxford Realty Financial Group, Inc. and
                    Subsidiaries, ZIMCO Entities and Oxford Equities Corporation
                    III for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit 99.1 to Amendment No. 1 to the Current
                    Report of Apartment Investment and Management Company, dated
                    December 4, 2000).

         99.2       Combined financial statements of ORFG Operations, L.L.C. and
                    Subsidiary for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors.
                    (Incorporated by reference to Exhibit 99.2 to Amendment No.
                    1 to the Current Report of Apartment Investment and
                    Management Company, dated December 4, 2000).

         99.3 Combined financial statements of OXPARC L.L.C. for the year ended December 31, 1999 and the eight months ended August
                    31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit
                    99.3 to Amendment No. 1 to the Current Report of Apartment
                    Investment and Management Company, dated December 4, 2000).

         99.4       Combined financial statements of Oxford Realty Financial
                    Group Properties (Oxford Properties) for the year ended
                    December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit
                    99.4 to Amendment No. 1 to the Current Report of Apartment
                    Investment and Management Company, dated December 4, 2000).

         99.5       Financial Statements of Oxford Tax Exempt Fund II Limited
                    Partnership for the year ended December 31, 1999, together with the Report of Independent Auditors. (Incorporated by reference from Item 8 of Part II of the Annual Report on Form 10-K of Oxford Tax Exempt Fund II Limited Partnership for the year ended December 31, 1999).

                                   Page 5 of 6

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

         99.6       Financial Statements of Oxford Tax Exempt Fund II Limited
                    Partnership for the nine months ended September 30, 2000
                    (unaudited). (Incorporated by reference from Item I of Part
                    I of the Quarterly Report on Form 10-Q of Oxford Tax Exempt
                    Fund II Limited Partnership for the quarter ended September
                    30, 2000).

         99.7       Pro Forma Financial Information of AIMCO Properties, L.P.

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